                                                                 EXHIBIT 10.10.2




================================================================================



                               MASTER AGREEMENT

                                    Between

                            UNITED PRODUCERS, INC.

                                      And

                       SOUTHERN STATES COOPERATIVE, INC.




                             Dated:  March 2, 2001



================================================================================

                               TABLE OF CONTENTS
                               -----------------

Title                                                                                                           Page
-----                                                                                                           ----
Recitals.......................................................................................................    1
1.   Purchase and Sale of Assets...............................................................................    1
2.   Consideration for Assets..................................................................................    1
     2.1    Purchase Price.....................................................................................    1
     2.2    Final Determination of Agreed Cash Amount..........................................................    2
     2.3    Assumption of Assumed Liabilities..................................................................    2
     2.4    Allocation of Purchase Price.......................................................................    3
3.   Closing...................................................................................................    3
4.   Documents to be Delivered at Closing......................................................................    3
     4.1    Documents to be Delivered by SSC to UPI............................................................    3
     4.2    Documents to be Delivered by UPI to SSC............................................................    4
     4.3    Passage of Title at Closing........................................................................    4
5.   Representations and Warranties by SSC.....................................................................    5
     5.1    Corporate Organization.............................................................................    5
     5.2    Corporate Authority................................................................................    5
     5.3    No Violation.......................................................................................    5
     5.4    Title to Assets....................................................................................    6
     5.5    LLC Membership Interest............................................................................    6
     5.6    Contracts..........................................................................................    6
     5.7    Litigation.........................................................................................    6
     5.8    Compliance with Laws...............................................................................    6
     5.9    No Adverse Change..................................................................................    7
     5.10   Brokers............................................................................................    7
6.   Representations and Warranties by UPI.....................................................................    7
     6.1    Corporate Organization.............................................................................    7
     6.2    Corporate Authority................................................................................    7
     6.3    No Violation.......................................................................................    7
     6.4    Brokers............................................................................................    8
7.   Covenants of SSC..........................................................................................    8
     7.1    Right of First Refusal.............................................................................    8
     7.2    Employees..........................................................................................    9
     7.3    Post-Closing Accounting and Information Systems Support............................................    9
     7.4    Certain Post-Closing Transactions..................................................................    9
8.   Covenants of UPI..........................................................................................   11
     8.1    Certain Post-Closing Transactions..................................................................   11
     8.2    Retention of Records...............................................................................   11
9.   Conditions Precedent to SSC's Obligation to Sell the Assets and to Consummate the Transactions............   11
     9.1    UPI's Performance..................................................................................   11
     9.2    Opinion of Counsel.................................................................................   12
     9.3    Consents and Approvals.............................................................................   12

10.  Conditions Precedent to UPI's Obligation to Purchase the Assets and to Consummate the Transactions..........   12
     10.1     SSC's Performance..................................................................................   12
     10.2     Opinion of Counsel.................................................................................   12
     10.3     Consents and Approvals.............................................................................   12
11.  Survival of Representations and Warranties; Indemnification.................................................   12
     11.1     Survival of Representations and Warranties.........................................................   12
     11.2     SSC's Indemnification Obligations..................................................................   13
     11.3     UPI's Indemnification Obligations..................................................................   13
     11.4     Procedure for Indemnification Claims...............................................................   13
     11.5     Limitations on Amount--SSC.........................................................................   15
     11.5A    Limitations on Amount--UPI.........................................................................   15
12.  General Provisions..........................................................................................   16
     12.1     Public Announcements...............................................................................   16
     12.2     Assurance of Further Action........................................................................   16
     12.3     Expenses...........................................................................................   16
     12.4     Notices............................................................................................   16
     12.5     Rights Under this Agreement: Nonassignability......................................................   17
     12.6     Entire Agreement and Modification..................................................................   17
     12.7     Schedules..........................................................................................   18
     12.8     Governing Law......................................................................................   18
     12.9     Knowledge..........................................................................................   18
     12.10    Headings: References to Sections, Exhibits and Schedules...........................................   18
     12.11    Counterparts.......................................................................................   18
LOCATION LIST OF DEFINED TERMS...................................................................................   20
LIST OF EXHIBITS AND SCHEDULES...................................................................................   22

                               MASTER AGREEMENT
                               ----------------

     THIS MASTER AGREEMENT (this "Agreement") is entered into this 2nd day of March, 2001, between United Producers, Inc., an Ohio corporation organized and deemed non-profit under Chapter 1729 of the Ohio Revised Code ("UPI"), and Southern States Cooperative, Inc., a Virginia corporation ("SSC").

                                  WITNESSETH
                                  ----------

     WHEREAS, UPI desires to purchase from SSC, and SSC desires to sell to UPI, certain assets of SSC relating to SSC's livestock marketing business, and UPI and SSC desire to enter into certain additional arrangements, all upon the terms and conditions hereinafter set forth; and

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Purchase and Sale of Assets. Upon the terms and conditions set forth
          ---------------------------
in this Agreement, UPI agrees to purchase from SSC, and SSC agrees to sell, convey, assign, transfer and deliver to UPI, at the Closing provided for in
Section 3, the following assets (collectively, the "Assets"):

          1.1 all files, records and information located at the Leased Livestock Marketing Facilities and relating to the conduct of the business as conducted by SSC at the Leased Livestock Marketing Facilities prior to the Effective Time (the "Records");

          1.2 the membership interest of SSC in Southern States/Parks, LLC, a Virginia limited liability company (the "LLC"), identified with more particularity on Exhibit 1.2 (the "LLC Membership Interest");
                 -----------

          1.3  the customer information identified on Exhibit 1.3 (the
                                                      -----------
"Intellectual Property");

          1.4  the inventories of livestock identified on Exhibit 1.4 (the
                                                          -----------
"Inventory Items");

          1.5 the inventories of raw materials and supplies located at the livestock marketing facilities identified on Exhibit 1.5A (the "Leased Livestock
                                             ------------
Marketing Facilities"), and the trucks, tractors, trailers and equipment identified on Exhibit 1.5B (collectively, the "Tangible Personal Property"); and
              ------------

          1.6 any agreements, contracts, instruments or other similar arrangements and rights thereunder (each, a "Contract") associated with the Assets or the Leased Livestock Marketing Facilities, including without limitation those identified on Exhibit 1.6 (the "Assigned Contracts").
                               -----------

     2.   Consideration for Assets.
          ------------------------

          2.1  Purchase Price. In consideration for the Assets, UPI will pay to
               --------------
SSC the sum of (i) sixty-five thousand and no/100 dollars ($65,000.00) plus (ii) an amount equal to the Agreed Cash Amount, as defined below (collectively, the "Purchase Price"). As used herein, the

"Agreed Cash Amount" shall mean the sum of (x) the Agreed Value of the Inventory Items plus (y) the Agreed Value of the Tangible Personal Property, each as described and determined below. At Closing, UPI will pay to SSC in cash or immediately available funds the sum of Six Hundred Thousand Dollars ($600,000.00), subject to adjustment pursuant to provisions of Section 2.2 below.

          2.2  Final Determination of Agreed Cash Amount. The "Agreed Value of
               -----------------------------------------
the Inventory Items" and the "Agreed Value of the Tangible Personal Property" shall mean the respective amounts determined in accordance with this Section
2.2. Immediately prior to the Closing, SSC will conduct an inventory count of the Inventory Items and the Tangible Personal Property. The results of such inventory count shall be provided to UPI not later than five business days following the Closing. UPI shall have a period of 15 days from receipt of such inventory count to review and confirm the results of such inventory. The amount of the Agreed Value of the Inventory Items shall be equal to the aggregate book values, as shown on the normally-prepared records of SSC immediately prior to Closing, of those Inventory Items identified in such inventory count. The amount of the Agreed Value of the Tangible Personal Property shall be equal to the aggregate book values, as shown on the normally-prepared records of SSC immediately prior to Closing, of those items of Tangible Personal Property identified in such inventory count. SSC and UPI shall provide to one another information in their possession to facilitate such calculations, and shall work collaboratively and in good faith to mutually determine the Agreed Value of the Inventory Items and the Agreed Value of the Tangible Personal Property within 30 days after Closing. In the event that UPI and SSC are not able to mutually agree on such values within such 30-day period, then the parties shall submit their dispute for resolution to an independent certified public accounting firm selected by reasonable mutual agreement of UPI and SSC. The costs of such dispute resolution shall be borne equally by UPI and SSC. Not later than ten days following agreement or final determination of the Agreed Value of the Inventory Items and the Agreed Value of the Tangible Personal Property (i) UPI shall pay to SSC, in immediately available funds, the amount by which (x) the Agreed Cash Amount exceeds $535,000 or (ii) if the Agreed Cash Amount is less than $535,000, SSC shall pay to UPI the amount by which (x) $535,000 exceeds (y) the Agreed Cash Amount.

          2.3  Assumption of Assumed Liabilities.
               ---------------------------------

               2.3.1 UPI will assume and undertake to perform, pay and discharge only those obligations arising and accruing from and after the Effective Time, as defined below, under and pursuant to the agreements identified on Exhibit 1.6 and any other Assigned Contracts which UPI agrees
                   -----------
     to assume in accordance with Section 2.3.2 (the "Assumed Liabilities"), excluding in all cases any obligation resulting from, arising out of or caused by any default or non-performance by SSC prior to the date hereof with respect to the Assigned Contracts.

               2.3.2 SSC may, from time to time, notify UPI of any Contract included in the definition of "Assigned Contracts" which is not identified on Exhibit 1.6, if any, and which SSC desires that UPI assume. In UPI's
        -----------
     sole discretion, UPI may either expressly assume such Contract or refuse to accept such Contract. In the event that UPI expressly assumes such Contract, then those obligations arising and accruing from and after the Effective Time, as defined below, under and pursuant to such Contract shall thereupon be deemed to be additional Assumed Liabilities, and such Contract shall be deemed to be listed on Exhibit 1.6. If UPI declines or otherwise
                                     -----------
     does not, within 30 days after such notice from SSC, expressly agree to assume such Contract, then such Contract shall be deemed to be excluded from the definition of "Assigned Contracts".

               2.3.3 Other than the Assumed Liabilities, UPI shall not assume any debts, liabilities or obligations of SSC or any person or entity which directly or indirectly controls, is directly or indirectly controlled by or is directly or indirectly under common control with, SSC, and all such debts, liabilities and obligations shall be and remain the responsibility of SSC or such other person or entity, as the case may be.

               2.4.4 Any revenue and expense items relating to the Assets or the Assigned Contracts shall be prorated on a per diem basis effective as of the Effective Time.

          2.4  Allocation of Purchase Price. The Purchase Price shall be
               -----------------------------
allocated among the Assets in the manner specified on Exhibit 2.4. As soon as
                                                      -----------
may be practicable after the Closing and prior to filing any tax return which includes information related to the transactions contemplated in this Agreement, SSC shall prepare IRS Form 8594 in the manner specified on Exhibit 2.4. UPI and
                                                           -----------
SSC agree that, except as otherwise required by law, such allocation shall be binding on UPI and SSC for all federal, state and local tax purposes, and UPI and SSC shall file with their respective federal income tax returns consistent Internal Revenue Service Forms 8594-Asset Acquisition Statements Under Section 1060, including any required amendments thereto, which shall reflect the allocations set forth in such allocation.

     3.   Closing. The closing of the purchase and sale of the Assets (the
          -------
"Closing") shall take place at the office of Vorys, Sater, Seymour and Pease LLP, 52 East Gay Street, Columbus, Ohio 43215, at 10:00 a.m., local time, on March 2, 2001 (the "Closing Date"). The Closing shall be effective as of 12:01 a.m., local time, on March 3, 2001 (the "Effective Time").

     4.   Documents to be Delivered at Closing.
          ------------------------------------

          4.1  Documents to be Delivered by SSC to UPI. At the Closing, SSC will
               ---------------------------------------
deliver to UPI the items identified as follows, duly executed, delivered, acknowledged and notarized, as applicable, by all signatories thereto other than UPI (the "SSC Related Documents"):

               4.1.1 a general instrument of sale, conveyance, assignment, transfer and delivery as shall be effective to vest in UPI good and sufficient title to the Records, Intellectual Property, the Inventory Items and the Tangible Personal Property, in the form of Exhibit 4.1.1;
                                                        --------------

               4.1.2  [RESERVED];

               4.1.3 an Assignment of Interest and Amendment to Operating Agreement in respect of the LLC Membership Interest, in the form of Exhibit
                                                                         -------
     4.1.3;
     -----

               4.1.4 an Assignment and Assumption Agreement in respect of the Assumed Liabilities, in the form of Exhibit 4.1.4 (the "Assignment and
                                         -------------
     Assumption Agreement");

               4.1.5 such specific instruments of sale, conveyance, assignment, transfer and delivery as to such of the Assets included within such instrument of sale, conveyance, assignment, transfer and delivery as UPI shall reasonably request;

               4.1.6  a Marketing Agreement in the form of Exhibit 4.1.6 (the
                                                           -------------
     "Marketing Agreement");

               4.1.7 a Lease Agreement in respect of each of the Leased Livestock Marketing Facilities, in the form of Exhibit 4.1.7A (the
                                                    --------------
     "Leases"), and a Memorandum of Lease Agreement in respect of each of the Leased Livestock Marketing Facilities, in the form of Exhibit 4.1.7B (the
                                                           --------------
     "Memorandum of Lease Documents"), but completed to include the appropriate specific terms as specified on Exhibit 1.5A;
                                    ------------

               4.1.8 a Memorandum of Right of First Refusal Agreement in respect of each parcel of real property identified on Exhibit 4.1.8A (each
                                                           --------------
     a "Specified Non-Leased Property" and collectively the "Specified Non-Leased Properties"), in the form of Exhibit 4.1.8B (the "Memorandum of
                                         --------------
     Right of First Refusal Agreement Documents"), but completed to make reference to the particular Specified Non-Leased Properties;

               4.1.9  a certificate of the Secretary of SSC in the form of
     Exhibit 4.1.9 certifying as to certain information in respect of SSC; and
     -------------

               4.1.10 such other certificates and documents as UPI or its counsel may reasonably request.

          4.2  Documents to be Delivered by UPI to SSC. At the Closing, UPI will
               ---------------------------------------
deliver to SSC the items identified as follows, duly executed, delivered, acknowledged and notarized, as applicable, by UPI (the "UPI Related Documents"):

               4.2.1 the Marketing Agreement, the Leases, the Memorandum of Lease Documents, the Memorandum of Right of First Refusal Agreement Documents, the Assignment of Membership Interest and the Assignment and Assumption Agreement;

               4.2.2  a certificate of the Secretary of UPI in the form of

     Exhibit 4.2.2 certifying as to certain information in respect of UPI; and
     -------------

               4.2.3 such other certificates and documents as SSC or its counsel may reasonably request.

          4.3  Passage of Title at Closing.  At the Effective Time, title to the
               ---------------------------
Assets shall pass to UPI and SSC will put UPI in full, complete and quiet possession and enjoyment of all of the Assets.

     5.   Representations and Warranties by SSC. SSC represents and warrants to
          -------------------------------------
UPI as follows:

          5.1  Corporate Organization. SSC is a corporation duly organized,
               ----------------------
validly existing and in good standing under the laws of the State of Virginia, and has the corporate power and authority to carry on its business as now being conducted and to own and operate the properties and assets now owned and being operated by it.

          5.2  Corporate Authority.
               -------------------

               5.2.1 SSC has the corporate power to enter into this Agreement and the SSC Related Documents and to carry out its obligations hereunder and thereunder.

               5.2.2 The execution, delivery and performance of this Agreement and the SSC Related Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of SSC and no other director, delegate, shareholder, member or other corporate proceeding on the part of SSC is necessary to authorize the execution and delivery of this Agreement or the SSC Related Documents or the performance of any of the transactions contemplated hereby or thereby.

               5.2.3 This Agreement has been, and at the Closing each of the SSC Related Documents will be, duly executed and delivered on behalf of SSC, and this Agreement is, and at the Closing each of the SSC Related Documents will be, a legal, valid and binding obligation of SSC, enforceable against SSC in accordance with its terms.

          5.3  No Violation. Except as set forth on Schedule 5.3, neither the
               ------------                         ------------
execution, delivery or performance of this Agreement or the SSC Related Documents nor the consummation of the transactions contemplated hereby or thereby:

               5.3.1 will violate or conflict with the Articles of Incorporation or By-Laws of SSC;

               5.3.2 will result in any breach of or default under any provision of any contract or agreement of any kind to which SSC is a party or by which SSC is bound or to which any property or asset of SSC is subject, which breach or default would adversely affect the Assets or SSC's ability to perform its obligations under this Agreement or the SSC Related Documents;

               5.3.3 is prohibited by or requires SSC to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or governmental agency, board, bureau, body, department or authority, or of any other person;

               5.3.4 will cause any acceleration of maturity of any note, instrument or other obligation to which SSC is a party or by which SSC is bound or with respect to which SSC is an obligor or guarantor; or

               5.3.5 will result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to the Assets.

          5.4  Title to Assets. SSC has good and marketable title to all of the
               ---------------
Assets, subject to no mortgage, pledge, conditional sales contract, lien, security interest, right of possession in favor of any third party, claim or other encumbrance, except as set forth on Schedule 5.4. At the Effective Time,
                                          ------------
UPI shall own all of the Assets, free and clear of any such encumbrance, except as set forth on Schedule 5.4.
                ------------

          5.5  LLC Membership Interest. SSC owns of record and is the sole legal
               -----------------------
and beneficial owner of the LLC Membership Interest. Except as set forth in the Operating Agreement of the LLC, dated April 22, 1999 (the "LLC Operating Agreement"), (i) no legend or other reference to any purported pledge, lien, security interest, restriction on transfer or other encumbrance appears on any certificate representing the LLC Membership Interest or any governing document affecting the LLC Membership Interest, and (ii) there are no contractual restrictions on the transfer of the LLC Membership Interest. SSC has performed all of its obligations under the governing documents affecting the LLC Membership Interest required to be performed through the Effective Time, and UPI will have no obligations in respect thereof.

          5.6  Contracts. Except as set forth on Schedule 5.6, SSC is not a
               ---------                         ------------
party to any written or oral contract respecting or affecting the Assets. Each contract or other agreement listed on Schedule 5.6 is in full force and effect.
                                      ------------
SSC is not in default in the observance or the performance of any term or obligation to be performed by it under any contract listed on Schedule 5.6, and,
                                                              ------------
to the best of SSC's knowledge, no other person is in default in the observance or the performance of any term or obligation to be performed by it under any contract listed on Schedule 5.6. SSC has delivered to UPI all originals of all
                   ------------
written contracts listed on Schedule 5.6 as in effect on the date hereof which
                            ------------
are in the possession of SSC. All of the bull leases referred to on Exhibit 1.6
                                                                    -----------
are on terms and conditions substantially similar to those included in the form of bull lease attached hereto as Schedule 5.6A.
                                 -------------

          5.7  Litigation. Except as set forth on Schedule 5.7, there are no
               ----------                         ------------
actions, suits, proceedings or investigations, either at law or in equity, or before any commission or other administrative authority in any United States or foreign jurisdiction, of any kind now pending or, to SSC's knowledge, threatened or proposed in any manner, or any circumstances which should or could reasonably form the basis of any such action, suit, proceeding or investigation, respecting or affecting the Assets.

          5.8  Compliance with Laws. The Assets and the Leased Livestock
               --------------------
Marketing Facilities, as used by SSC since April 1, 1998, and such use by SSC, are not and have not, since April 1, 1998, been in violation of any applicable federal, state, local and foreign statutes, laws, ordinances, regulations, rules, permits, judgments, orders or decrees, including without limitation those relating to building or zoning matters. This Section 5.8 shall not apply to environmental matters.

          5.9  No Adverse Change. Since January 1, 2001, there has not been,
               -----------------
other than in the ordinary course of SSC's business consistent with past practice: (i) any material adverse change in the condition of any of the Assets or the Leased Livestock Marketing Facilities; (ii) any actual or, to SSC's knowledge, threatened damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting any of the Assets or the Leased Livestock Marketing Facilities; or (iii) any other actual or, to SSC's knowledge, threatened event or condition of any character materially and adversely affecting any of the Assets or the Leased Livestock Marketing Facilities.

          5.10 Brokers. All negotiations relative to this Agreement, the SSC
               -------
Related Documents and the transactions contemplated hereby have been carried on by SSC directly with UPI and without the intervention of any other person and in such manner as not to give rise to any valid claim against any of the parties for any finder's fee, brokerage commission or like payment.

     6.   Representations and Warranties by UPI. UPI represents and warrants to
          -------------------------------------
SSC as follows:

          6.1  Corporate Organization. UPI is a corporation duly organized,
               ----------------------
validly existing and in good standing under the laws of the State of Ohio, and has the corporate power and authority to carry on its business as now being conducted and to own and operate the properties and assets now owned and being operated by it.

          6.2  Corporate Authority.
               -------------------

               6.2.1 UPI has the corporate power to enter into this Agreement and the UPI Related Documents and to carry out its obligations hereunder and thereunder.

               6.2.2 The execution, delivery and performance of this Agreement and the UPI Related Documents and the consummation of the transactions contemplated hereby and thereby have been duly authorized by the Board of Directors of UPI and no other director, delegate, shareholder, member or other corporate proceeding on the part of UPI is necessary to authorize the execution and delivery of this Agreement or the UPI Related Documents or the performance of any of the transactions contemplated hereby or thereby.

               6.2.3 This Agreement has been, and at the Closing each of the UPI Related Documents will be, duly executed and delivered on behalf of UPI, and this Agreement is, and at the Closing each of the UPI Related Documents will be, a legal, valid and binding obligation of UPI, enforceable against UPI in accordance with its terms.

          6.3  No Violation. Except as set forth on Schedule 6.3, neither the
               ------------                         ------------
execution, delivery or performance of this Agreement or the UPI Related Documents nor the consummation of the transactions contemplated hereby or thereby:

               6.3.1 will violate or conflict with the Articles of Incorporation or Bylaws of UPI;

               6.3.2 will result in any breach of or default under any provision of any contract or agreement of any kind to which UPI is a party or by which UPI is bound or to which any property or asset of UPI is subject;

               6.3.3 is prohibited by or requires UPI to obtain or make any consent, authorization, approval, registration or filing under any statute, law, ordinance, regulation, rule, judgment, decree or order of any court or governmental agency, board, bureau, body, department or authority, or of any other person;

               6.3.4 will cause any acceleration of maturity of any note, instrument or other obligation to which UPI is a party or by which UPI is bound or with respect to which UPI is an obligor or guarantor; or

               6.3.5 will result in the creation or imposition of any lien, claim, charge, restriction, equity or encumbrance of any kind whatsoever upon, or give to any other person any interest or right (including any right of termination or cancellation) in or with respect to any of the properties, assets, business, agreements or contracts of UPI.

          6.4  Brokers. All negotiations relative to this Agreement, the UPI
               -------
Related Documents and the transactions contemplated hereby have been carried on by UPI directly with SSC and without the intervention of any other person and in such manner as not to give rise to any valid claim against any of the parties for any finder's fee, brokerage commission or like payment.

     7.   Covenants of SSC. SSC covenants and agrees with UPI as follows:
          ----------------

          7.1  Right of First Refusal. The parties acknowledge and agree as
               ----------------------
follows:

               7.1.1 If, during the period beginning at the Effective Time and ending on February 28, 2007, SSC receives a bona fide offer (an "Offer") to purchase or acquire all or any portion of any Specified Non-Leased Property, and SSC desires to sell or transfer such Specified Non-Leased Property, SSC may sell or transfer such Specified Non-Leased Property only after first offering such Specified Non-Leased Property to UPI as provided below. SSC shall deliver to UPI a notice of such Offer which includes a copy of the Offer, specifying the name and address of the potential purchaser or transferee (the "Offeror"), the Specified Non-Leased Property with respect to which the Offer is made (the "Offered Property"), the proposed price for the Offered Property (the "Offering Price"), the terms of the proposed sale or transfer (the "Offering Terms"), and the date the Offer was made (the "Offer Date").

               7.1.2  Within 10 days following the notice specified in Section
     7.1.1 above, UPI shall have the right to elect to purchase all (but not less than all) of the Offered Property at the Offering Price. The terms of the purchase shall be the Offering Terms, provided that UPI shall have a period of not less than 60 days from the date of the notice specified in
     Section 7.1.1 above in which to close on the purchase. Notice of UPI's acceptance must be mailed or delivered to SSC within such 10-day period.

               7.1.3 To the extent that UPI fails to validly exercise its option with respect to the Offered Property, SSC may sell or transfer the Offered Property to the Offeror at the Offering Price and on the Offering Terms. If SSC fails to sell or transfer such Offered Property before the 180th day following the Offer Date, the Offered Property shall again become subject to the terms and conditions of this Section 7.1 as if such Offer had not been made.

               7.1.4 If UPI elects to record one or more Memoranda of Right of First Refusal Agreement, it shall pay any and all costs associated with such recordation.

          7.2  Employees. UPI is not obligated to employ any past, present or
               ---------
future employee of SSC. However, UPI in its sole discretion is permitted to recruit and employ personnel of SSC who are involved in the ownership or operation of the Assets and the Leased Livestock Marketing Facilities, on terms as may be mutually agreeable to UPI and any such individuals.

          7.3  Post-Closing Accounting and Information Systems Support.
               -------------------------------------------------------
Following the Closing, SSC shall provide or cause to be provided to or for the benefit of UPI certain transitional accounting and information systems support services, on a cost-recovery basis and in accordance with such terms and conditions as SSC and UPI may agree.

          7.4  Certain Post-Closing Transactions. SSC shall use its reasonable
               ---------------------------------
good faith efforts following the Closing to negotiate and enter into, or to cause to be negotiated and entered into, as promptly as practicable following the Closing, the transactions summarized as follows (the "Specified Post-Closing Transactions"):

               7.4.1  Loan Purchase Transaction. Producers Credit Corporation
                      -------------------------
     ("PCC"), which is an affiliate of UPI, and Michigan Livestock Credit Corporation ("MLCC"), which is an affiliate of SSC, would enter into a loan purchase transaction whereby PCC would purchase from MLCC selected loan assets and feeding agreements in accordance with the term sheet attached as
     Exhibit 7.4.1, which is incorporated herein by reference, and on such
     -------------
     further terms and pursuant to such documentation as shall be reasonably acceptable to PCC and MLCC, and all subject to PCC having obtained financing sufficient to consummate such transaction.

               7.4.2. Investment by SFC in PCC. MLCC would enter into a
                      ------------------------
     transaction whereby MLCC would purchase from PCC shares of PCC's non-voting, 6% cumulative Class A Preferred Stock in an amount equal to one-fifth of the total purchase price for the loan purchase transaction referred to in Section 7.4.1, on such terms and pursuant to such documentation as shall be reasonably acceptable to PCC and MLCC, and all subject to MLCC having obtained financing sufficient to consummate such transaction.

               7.4.3. Loan Transaction. SSC would enter into a transaction
                      ----------------
     whereby SSC would loan to UPI an amount equal to $2,000,000, in accordance with the term sheet attached as Exhibit 7.4.3, which is incorporated herein
                                     -------------
     by reference, and on such further terms and pursuant to such documentation as shall be reasonably acceptable to SSC and UPI.

               7.4.4. Conveyance of Capital Stock in Exchange for UPI Equity
                      ------------------------------------------------------
     Credits. SSC shall convey, assign or transfer, or cause to be conveyed,
     -------
     assigned or transferred, to UPI the capital stock identified on Exhibit
                                                                     -------
     7.4.4 (the "Capital Stock"). At such time or times as, and to the extent
     -----
     that, the Capital Stock is effectively conveyed, assigned or transferred to UPI, and actually reissued to and in the name of UPI, UPI will issue to SSC non-voting, non-redeemable, uncertified capital credits in UPI (the "UPI Equity Credits") in the aggregate amount of the book value of such Capital Stock conveyed, assigned or transferred as stated on SSC's normally-prepared books as of the date of such conveyance. At such time or times as UPI issues UPI Equity Credits to SSC pursuant to this Section 7.4.4, and as a condition precedent to such issuance, SSC will provide UPI with an officer's certificate, dated the date of such issuance, certifying that SSC acknowledges, understands and agrees with, and certifies, represents and warrants to UPI as follows:



                      7.4.4.1 SSC has been given access to all books of account, records and other documents concerning UPI and the UPI Equity Credits. In addition, SSC has had the opportunity to ask questions and receive answers from the officers and directors of UPI concerning UPI, the UPI Equity Credits, and any additional information deemed necessary by SSC to verify the accuracy and adequacy of the information provided to SSC by UPI. All questions have been answered to the full satisfaction of SSC.

                      7.4.4.2 SSC understands and acknowledges that the UPI Equity Credits are speculative securities and involve a high degree of risk and that no federal or state agency has made any finding or determination as to the fairness for public or private investment in, nor any recommendation or endorsement of, the UPI Equity Credits as an investment. SSC (either alone or with SSC's purchaser representative) has such knowledge and experience in business and financial matters that SSC is capable of evaluating the merits and risks of an investment in the UPI Equity Credits. SSC's financial situation is such that SSC can afford a complete loss of SSC's investment in UPI.

                      7.4.4.3 SSC is acquiring the UPI Equity Credits for SSC's own account, for investment purposes only and not with a present intention of entering into or making any subsequent sale, assignment, conveyance, pledge, hypothecation or other transfer thereof. SSC has no need for liquidity in this investment, recognizes that there will be no market for the resale of the UPI Equity Credits, and understands that there are restrictions on the subsequent resale or other transfer of the UPI Equity Credits. SSC understands and acknowledges that the UPI Equity Credits have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state, but have been offered and sold pursuant to and in reliance upon exemptions from registration thereunder. SSC understands and acknowledges that, as a consequence of the restrictions on subsequent transfer imposed by the foregoing exemptions, the UPI Equity Credits may not be subsequently sold, assigned, conveyed, pledged, hypothecated or otherwise transferred by a holder thereof except pursuant to (i) an effective registration statement registering the UPI Equity Credits under the Act and/or under applicable state securities laws, or (ii) an opinion of counsel obtained by such holder and which is satisfactory to UPI, that such registration under the Act and/or under applicable state securities laws is not required for such holder to lawfully effect such subsequent sale, assignment, conveyance, pledge, hypothecation or other transfer. UPI reserves and shall have the right to refuse to accept or register the assignment or other transfer of any of the UPI Equity Credits unless and until the conditions to such assignment or other transfer specified in this Agreement have been satisfied.

                    7.4.4.4 Upon the reissuance of any such Capital Stock in the name of UPI, UPI shall own of record and be the sole legal and beneficial owner of such Capital Stock, free and clear of any pledge, conditional sales contract, lien or security interest.

     8.   Covenants of UPI.  UPI covenants and agrees with SSC as follows:
          ----------------

          8.1  Certain Post-Closing Transactions.  UPI shall use its reasonable
               ---------------------------------
good faith efforts following the Closing to negotiate and enter into, or to cause to be negotiated and entered into, as promptly as practicable following the Closing, the Specified Post-Closing Transactions.

          8.2  Retention of Records.  On the Closing Date, SSC will leave the
               --------------------
Records at the Leased Livestock Marketing Facilities. SSC shall be entitled to maintain copies of any Records which SSC has delivered to UPI pursuant to this Agreement. Except as otherwise consented to by SSC, following the Closing for a period of six years from the Effective Time UPI agrees to both: (i) hold the originals of any Records which SSC has delivered to UPI pursuant to this Agreement and not to destroy or dispose of such Records; provided that, if it desires to destroy or dispose of such Records during such period, it will first offer to SSC in writing at least 60 days prior to such destruction or disposition to surrender them to SSC at SSC's expense, and if SSC does not accept such offer within 20 days after receipt of such offer, UPI may take such action; and (ii) afford SSC and its accountants, counsel and representatives, during normal business hours, upon reasonable request to the Chief Executive Officer or to any other executive officer of UPI at least 48 hours in advance, full access to such Records at no cost to SSC (other than for reasonable out-of-pocket expenses incurred by UPI); provided however, that such access will not operate to cause the waiver of any attorney-client, work product or like privilege; provided, further, that in the event of any litigation nothing herein shall limit either party's rights of discovery under applicable law.

     9.   Conditions Precedent to SSC's Obligation to Sell the Assets and to
          ------------------------------------------------------------------
Consummate the Transactions.  The obligation of SSC to sell the Assets to UPI
---------------------------
and to consummate the transactions contemplated by this Agreement is subject to the fulfillment prior to or at the Closing of the following conditions:

          9.1  UPI's Performance.  There shall not be any material error,
               -----------------
misstatement or omission in the representations and warranties made by UPI in this Agreement or the UPI Related Documents; all representations and warranties by UPI contained in this Agreement or the UPI Related Documents or in any written statement delivered by UPI to SSC pursuant to this

Agreement or the UPI Related Documents shall be true in all material respects; and UPI shall have performed and complied in all material respects with all the terms, provisions and conditions of this Agreement and the UPI Related Documents to be performed and complied with by UPI at or before the Closing.

          9.2  Opinion of Counsel.  SSC shall have received an opinion, dated
               ------------------
the Closing Date, of Vorys, Sater, Seymour and Pease LLP, counsel for UPI, in the form attached hereto as Exhibit 9.2.
                            -----------

          9.3  Consents and Approvals.  SSC and UPI shall have obtained all
               ----------------------
consents, authorizations and approvals under all statutes, laws, ordinances, regulations, rules, judgments, decrees and orders of any court or governmental agency, board, bureau, body, department or authority or of any other person required to be obtained by SSC or UPI, as the case may be, in connection with the execution, delivery and performance of this Agreement, the UPI Related Agreements and the SSC Related Agreements and the consummation of the transactions contemplated hereby and thereby.

     10.  Conditions Precedent to UPI's Obligation to Purchase the Assets and to
          ----------------------------------------------------------------------
Consummate the Transactions.  The obligation of UPI to purchase the Assets and
---------------------------
to consummate the transactions contemplated by this Agreement is subject to the fulfillment prior to or at the Closing of the following conditions:

          10.1 SSC's Performance.  There shall not be any material error,
               -----------------
misstatement or omission in the representations and warranties made by SSC in this Agreement or the SSC Related Agreements; all representations and warranties by SSC contained in this Agreement or the SSC Related Agreements or in any written statement delivered by SSC to UPI pursuant to this Agreement or the SSC Related Agreements shall be true; and SSC shall have performed and complied in all material respects with all the terms, provisions and conditions of this Agreement and the SSC Related Agreements to be performed and complied with by SSC at or before the Closing.

          10.2 Opinion of Counsel.  UPI shall have received an opinion, dated
               ------------------
the Closing Date, of Troutman Sanders Mays & Valentine LLP, counsel for SSC, in the form attached hereto as Exhibit 10.2.
                            ------------

          10.3 Consents and Approvals.  SSC and UPI shall have obtained all
               ----------------------
consents, authorizations and approvals under all statutes, laws, ordinances, regulations, rules, judgments, decrees and orders of any court or governmental agency, board, bureau, body, department or authority or of any other person required to be obtained by SSC or UPI, as the case may be, in connection with the execution, delivery and performance of this Agreement, the UPI Related Agreements and the SSC Related Agreements and the consummation of the transactions contemplated hereby and thereby.

     11.  Survival of Representations and Warranties; Indemnification.
          -----------------------------------------------------------

          11.1 Survival of Representations and Warranties.  No party shall have
               ------------------------------------------
any liability (for indemnification or otherwise) with respect to any representation or warranty in this Agreement, other than those in Sections 5.1, 5.2, 5.4, 6.1 and 6.2, unless at or before 5:00 p.m.,

Richmond, Virginia time, on August 31, 2002, such party is given notice of a claim specifying the factual basis of that claim in reasonable detail to the extent then known by the party making the claim. A claim with respect to Sections 5.1, 5.2, 5.4, 6.1 or 6.2 may be made at any time.

          11.2 SSC's Indemnification Obligations.  Subject to Section 11.1, SSC
               ---------------------------------
shall indemnify and hold UPI harmless against any and all losses, costs and expenses (including, without limitation, legal and other expenses) ("Damages") resulting from or relating to:

               11.2.1 any misrepresentation or breach of any warranty of SSC contained in this Agreement, in the SSC Related Documents or in any schedule of SSC or any certificate delivered by SSC at the Closing;

               11.2.2 any breach of any covenant of SSC contained in this Agreement or the SSC Related Documents; and

               11.2.3 any debt, liability or obligation of SSC, other than the Assumed Liabilities;

and any and all actions, suits, demands, assessments or judgments with respect to any claim arising out of or relating to the subject matter of the indemnification.

          11.3 UPI's Indemnification Obligations.  Subject to Section 11.1, UPI
               ---------------------------------
shall indemnify and hold SSC harmless against any and all Damages resulting from or relating to:

               11.3.1 any misrepresentation or breach of warranty of UPI contained in this Agreement, in the UPI Related Documents or in any schedule of UPI or in any certificate delivered by UPI at the Closing;

               11.3.2 any breach of any covenant of UPI contained in this Agreement or in the UPI Related Documents; and

               11.3.3  the Assumed Liabilities;

and any and all actions, suits, demands, assessments or judgments with respect to any claim arising out of or relating to the subject matter of the indemnification.

          11.4 Procedure for Indemnification Claims.  The respective
               ------------------------------------
indemnification obligations of SSC and UPI pursuant to Sections 11.2 and 11.3 shall be conditioned upon compliance by SSC and UPI with the following procedures for indemnification claims based upon or arising out of any claim, action or proceeding by any person not a party to this Agreement:

               11.4.1 If at any time a claim shall be made or threatened, or an action or proceeding shall be commenced or threatened, against a party hereto (the "Aggrieved Party") which could result in liability of the other party (the "Indemnifying Party") under its indemnification obligations hereunder, the Aggrieved Party shall give to the Indemnifying Party prompt notice of such claim, action or proceeding. Such notice shall state the basis for the claim, action or proceeding and the amount thereof (to the extent such amount is determinable at the time when such notice is given) and shall permit the Indemnifying Party to assume the defense of any such claim, action or proceeding (including any action or proceeding resulting from any such claim). Failure by the Indemnifying Party to notify the Aggrieved Party of its election to defend any such claim, action or proceeding within a reasonable time, but in no event more than fifteen days after notice thereof shall have been given to the Indemnifying Party, shall be deemed a waiver by the Indemnifying Party of its right to defend such claim, action or proceeding; provided, however, that the Indemnifying Party shall not be deemed to have waived its right to contest and defend against any claim of the Aggrieved Party for indemnification hereunder based upon or arising out of such claim, action or proceeding.

               11.4.2 If the Indemnifying Party assumes the defense of any such claim, action or proceeding, the obligation of the Indemnifying Party as to such claim, action or proceeding shall be limited to taking all steps necessary in the defense or settlement thereof and, provided the Indemnifying Party is held to be liable for indemnification hereunder, to holding the Aggrieved Party harmless from and against any and all losses, damages and liabilities caused by or arising out of any settlement approved by the Indemnifying Party or any judgment or award rendered in connection with such claim, action or proceeding. The Aggrieved Party may participate, at its expense, in the defense of such claim, action or proceeding provided that the Indemnifying Party shall direct and control the defense of such claim, action or proceeding. The Aggrieved Party agrees to cooperate and make available to the Indemnified Party all books and records and such officers, employees and agents as are reasonably necessary and useful in connection with the defense. The Indemnifying Party shall not, in the defense of such claim, action or proceeding, consent to the entry of any judgment or award, or enter into any settlement, except in either event with the prior consent of the Aggrieved Party, which does not include as an unconditional term thereof the giving by the claimant or the plaintiff to the Aggrieved Party of a release from all liability in respect of such claim, action or proceeding.

               11.4.3 If the Indemnifying Party does not assume the defense of any such claim, action or proceeding, the Aggrieved Party may defend against such claim, action or proceeding in such manner as it may deem appropriate, provided that such claim shall not be compromised without the written consent of the Indemnifying Party, which consent shall not be unreasonably withheld. The Indemnifying Party agrees to cooperate and make available to the Aggrieved Party all books and records and such officers, employees and agents as are reasonably necessary and useful in connection with the defense. The Aggrieved Party shall keep the Indemnifying Party reasonably informed of the progress of any such defense, compromise or settlement. The Indemnifying Party shall be liable for any settlement of any third party claim effected pursuant to and in accordance with this
     Section 11.4.3 and for any final judgment (subject to any right of appeal) and the Indemnifying Party agrees to indemnify and hold harmless the Aggrieved Party from and against any and all Damages by reason of such settlement or judgment.

               11.4.4 In the event an Aggrieved Party or Indemnifying Party shall cooperate in the defense or make available books, records, officers, employees or agents, as required by the terms of Sections 11.4.2 and 11.4.3, the party to which such cooperation is provided shall pay the out-of-pocket costs and expenses (including legal fees and disbursements) of the party providing such cooperation and of its officers, employees and agents reasonably incurred in connection with providing such cooperation, but shall not be responsible to reimburse the party providing such cooperation for such party's time or the salaries or costs of fringe benefits or other similar expenses paid by the party providing such cooperation to its officers and employees in connection therewith.

               11.4.5 To the extent that any claim for indemnification hereunder is covered by insurance held by the Aggrieved Party, such Aggrieved Party shall be entitled to indemnification pursuant to this
     Section 11 only with respect to the amount of Damages that are in excess of the cash proceeds received by such Aggrieved Party pursuant to such insurance. If such Aggrieved Party receives such cash insurance proceeds prior to the time such claim is paid, then the amount payable by the Indemnifying Party pursuant to such claim shall be reduced by the amount of such insurance proceeds. If such Aggrieved Party receives such cash insurance proceeds after such claim is paid, then upon receipt by the Aggrieved Party of any cash proceeds pursuant to such insurance up to the amount of the Damages incurred by such Aggrieved Party with respect to such claim, such Aggrieved Party shall repay any portion of such amount which was previously paid by the Indemnifying Party to the Indemnified Party in satisfaction of such claim.

          11.5 Limitations on Amount--SSC.
               --------------------------

               11.5.1 Subject to Section 11.5.3, SSC will have no liability (for indemnification or otherwise) for Damages with respect to the matters described in Section 11.2.1 in excess of the amount of the Purchase Price.

               11.5.2 Subject to Section 11.5.3, SSC will have no liability (for indemnification or otherwise) with respect to the matters described in
     Section 11.2.1 until the total of all Damages with respect to all such matters exceeds the amount of $25,000, and then only to the extent of such excess.


               11.5.3 Notwithstanding the provisions of Sections 11.5.1 and 11.5.2, the limitations set forth in this Section 11.5 will not apply to any breach of the representations or warranties in Sections 5.1, 5.2, 5.4 or 7.4.4.4.

          11.6 Limitations on Amount--UPI
               --------------------------

               11.6.1 Subject to Section 11.6.3, UPI will have no liability (for indemnification or otherwise) for Damages with respect to the matters described in Section 11.3.1 in excess of the amount of the Purchase Price.

               11.6.2 Subject to Section 11.6.3, UPI will have no liability for indemnification or otherwise) with respect to the matters described in
     Section 11.3.1 until the total of all Damages with respect to all such matters exceeds the amount of $25,000, and then only to the extent of such excess.

               11.6.3 Notwithstanding the provisions of Sections 11.6.1 and 11.6.2, the limitations set forth in this Section 11.6 will not apply to any breach of the representations or warranties in Sections 6.1 or 6.2.

     12.  General Provisions.
          ------------------


          12.1 Public Announcements.  Any public announcement or similar
               --------------------
publicity with respect to this Agreement, the SSC Related Documents, the UPI Related Documents or the transactions contemplated hereunder or thereunder will be issued, if at all, at such time and in such manner as SSC and UPI may jointly determine. Unless consented to by the other party in advance or required by applicable law, prior to the Closing UPI and SSC shall keep this Agreement, the SSC Related Documents, the UPI Related Documents or the transactions contemplated hereunder or thereunder strictly confidential and may not make any disclosure of such matters to any person or entity. SSC and UPI will consult with each other concerning the means by which the affected members, employees, customers, and suppliers of SSC will be informed thereof, and UPI will have the right to be present for any such communication.

          12.2 Assurance of Further Action.  From time to time after the
               ---------------------------
Closing, and without further consideration from the other party, and at the requesting party's expense, each party shall execute and deliver, or cause to be executed and delivered, to the other party such further instruments of sale, conveyance, assignment, transfer and delivery and take such other action as the other party may reasonably request in order to more effectively sell, convey, assign, transfer and deliver and reduce to the possession of UPI any and all of the Assets and to consummate the transactions contemplated under this Agreement, under the SSC Related Documents or under the UPI Related Documents.

          All payments and reimbursements made by any third party in the name of or to SSC or any affiliate of SSC in connection with or arising out of the Assets or the Leased Livestock Marketing Facilities after the Closing shall be held by SSC or such affiliate in trust for the benefit of UPI and, immediately upon receipt by SSC or any such affiliate of any such payment or reimbursement, SSC shall pay, or cause to be paid, over to UPI the amount of such payment or reimbursement without right of set off.

          12.3 Expenses.  Unless otherwise provided elsewhere in this Agreement
               --------
or in any other agreement entered into in connection with the transactions contemplated by this Agreement, each of the parties will pay all of its own legal and accounting fees and other expenses incurred in the preparation and negotiation of this Agreement and the performance of the terms and provisions of this Agreement, the SSC Related Documents and the UPI Related Documents.

          12.4 Notices. All notices, consents, waivers, and other communications
               -------
under this Agreement must be in writing and will be deemed to have been duly given when (i) delivered by hand (with written confirmation of receipt), (ii) sent by telecopier (with written confirmation of receipt), provided that a copy is mailed by registered mail, return receipt requested, or (iii) when received by the addressee, if sent by a nationally recognized overnight delivery service (receipt requested), in each case to the appropriate addresses and telecopier numbers set forth below (or to such other addresses and telecopier numbers as a party may designate by notice to the other parties):

          If to UPI, to:

               United Producers, Inc.
               5909 Cleveland Avenue
               P.O. Box 29800
               Columbus, Ohio 43229
               Attention: Dennis Bolling, President and Chief Executive Officer Telecopier Number: (614) 890-4776

               With a copy to:

               Russell R. Rosler, Esq.
               Vorys, Sater, Seymour and Pease LLP
               52 East Gay Street
               Columbus, Ohio 43215
               Telecopier Number: (614) 719-4931

          If to SSC, to:

               Southern States Cooperative, Inc.
               6606 West Broad Street
               Richmond, Virginia 23260
               Attention: N. Hopper Ancarrow, Jr., Esq.
               Telecopier Number: (804) 281-1383

               With a copy to:

               Elizabeth G. Hester, Esq.
               Troutman Sanders Mays & Valentine LLP
               1111 East Main Street
               Richmond, Virginia 23218-1122
               Telecopier Number: (804) 697-1339

          12.5 Rights Under this Agreement: Nonassignability.  This Agreement,
               ---------------------------------------------
the SSC Related Documents and the UPI Related Documents shall bind and inure to the benefit of the parties hereto and thereto and their respective successors and assigns, but shall not be assignable by any party without the prior written consent of the other parties. Nothing contained in this Agreement, the SSC Related Documents or the UPI Related Documents is intended to confer upon any person, other than the parties to this Agreement and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement, the SSC Related Documents or the UPI Related Documents.

          12.6 Entire Agreement and Modification.  This Agreement supersedes all
               ---------------------------------
prior agreements between the parties with respect to its subject matter and constitutes (along with the documents referred to in this Agreement) a complete and exclusive statement of the terms of the agreement between the parties with respect to its subject matter. This Agreement may not be amended except by a written agreement executed by the party to be charged with the amendment. Notwithstanding the foregoing, however, the confidentiality agreement executed by and between SSC and UPI prior to the date hereof shall survive execution of this Agreement and remain in full force and effect in accordance with their respective terms.

        12.7   Schedules.  The disclosures in the Schedules must relate only to
               ---------
the representations and warranties in the Section of the Agreement to which they expressly relate and not to any other representation or warranty in this Agreement.

        12.8   Governing Law.  This Agreement shall be governed by and construed
               -------------
in accordance with the laws of the State of Virginia.

        12.9   Knowledge.  As used in this Agreement, the phrase "to the
               ---------
knowledge" of SSC shall refer only to the actual knowledge of K. Gene McClung,
N. Hopper Ancarrow, Jr., Ray Ramsey, David Trimmer or Jerry Walker.

        12.10  Headings: References to Sections, Exhibits and Schedules.  The
               --------------------------------------------------------
headings of the Sections, Paragraphs and Subparagraphs of this Agreement are solely for convenience and reference and shall not limit or otherwise affect the meaning of any of the terms or provisions of this Agreement. The references herein to Sections, Exhibits and Schedules, unless otherwise indicated, are references to Sections of and Exhibits and Schedules to this Agreement.

        12.11  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but which together constitute one and the same instrument.

          IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers, effective as of the day and year set forth above.


UNITED PRODUCERS, INC.           SOUTHERN STATES COOPERATIVE, INC.


By:   /s/ Dennis Bolling           By:  /s/ K. Gene McClung
    --------------------              ----------------------
    Dennis Bolling, President      Printed Name: K. Gene McClung
    and Chief Executive Officer    Title: Group Vice President

                        LOCATION LIST OF DEFINED TERMS
                                      IN
                               MASTER AGREEMENT
                                    BETWEEN
                            UNITED PRODUCERS, INC.
                                      AND
                       SOUTHERN STATES COOPERATIVE, INC.

Term                                                        Location of Definition
----                                                        ----------------------

Act.......................................................  Section 7.4.4
Agreed Cash Amount........................................  Section 2.1
Agreed Value of the Inventory Items.......................  Section 2.2
Agreed Value of the Tangible Personal Property............  Section 2.2
Agreement.................................................  Preamble
Aggrieved Party...........................................  Section 11.4.1
Assets....................................................  Section 1
Assigned Contracts........................................  Section 1.6
Assignment and Assumption Agreement.......................  Section 4.1.4
Assumed Liabilities.......................................  Section 2.3
Capital Stock.............................................  Section 7.4.4
Closing...................................................  Section 3
Closing Date..............................................  Section 3
Contract..................................................  Section 1.6
Damages...................................................  Section 11.2
Effective Time............................................  Section 3
Indemnifying Party........................................  Section 11.4.1
Intellectual Property.....................................  Section 1.3
Inventory Items...........................................  Section 1.4
Leased Livestock Marketing Facilities.....................  Section 1.5
Leases....................................................  Section 4.1.7
LLC.......................................................  Section 1.2
LLC Membership Interest...................................  Section 1.2
LLC Operating Agreement...................................  Section 5.5
Marketing Agreement.......................................  Section 4.1.6
Memorandum of Lease Documents.............................  Section 4.1.7
Memorandum of Right of First Refusal Agreement Documents..  Section 4.1.8
MLCC......................................................  Section 7.4.1
Offer.....................................................  Section 7.1.1
Offer Date................................................  Section 7.1.1
Offered Property..........................................  Section 7.1.1
Offering Price............................................  Section 7.1.1
Offering Terms............................................  Section 7.1.1
Offeror...................................................  Section 7.1.1
PCC.......................................................  Section 7.4.1

Purchase Price............................................  Section 2.1
Records...................................................  Section 1.1
Specified Non-Leased Properties...........................  Section 4.1.8
Specified Post-Closing Transactions.......................  Section 7.4
SSC.......................................................  Preamble
SSC Related Documents.....................................  Section 4.1
Tangible Personal Property................................  Section 1.5
to the knowledge..........................................  Section 12.9
UPI.......................................................  Preamble
UPI Equity Credits........................................  Section 7.4.4
UPI Related Documents.....................................  Section 4.2

                        LIST OF EXHIBITS AND SCHEDULES
                                      TO
                               MASTER AGREEMENT
                                    BETWEEN
                            UNITED PRODUCERS, INC.
                                      AND
                       SOUTHERN STATES COOPERATIVE, INC.


Exhibits            Description
--------            -----------


Exhibit 1.2         LLC Membership Interest
Exhibit 1.3         Intellectual Property
Exhibit 1.4         Inventory Items
Exhibit 1.5A        Leased Livestock Marketing Facilities
Exhibit 1.5B        Tangible Personal Property
Exhibit 1.6         Assigned Contracts
Exhibit 2.4         Allocation of Purchase Price
Exhibit 4.1.1       Form of General Instrument of Sale
Exhibit 4.1.3 Form of Assignment of Membership Interest in Limited Liability Company
Exhibit 4.1.4 Form of Assignment and Assumption Agreement in Respect of Assumed Liabilities
Exhibit 4.1.6       Form of Marketing Agreement
Exhibit 4.1.7A      Form of Leases
Exhibit 4.1.7B      Form of Memorandum of Lease Documents
Exhibit 4.1.8A      Specified Non-Leased Properties
Exhibit 4.1.8B      Form of Memorandum of Right of First Refusal Agreement
                    Documents
Exhibit 4.1.9       Form of SSC's Secretary's Certificate
Exhibit 4.2.2       Form of UPI's Secretary's Certificate
Exhibit 7.4.1       Term Sheet for Loan Purchase Transaction
Exhibit 7.4.3       Term Sheet for Loan Transaction
Exhibit 7.4.4.3     Capital Stock
Exhibit 9.2         Form of Opinion of Vorys, Sater, Seymour and Pease LLP
Exhibit 10.2        Form of Opinion of Troutman Sanders Mays & Valentine LLP

Schedules           Description
---------           -----------

Schedule 5.3        No Violation--SSC
Schedule 5.4        Title to Assets
Schedule 5.6        Contracts
Schedule 5.6A       Form of Bull Lease
Schedule 5.7        Litigation
Schedule 6.3        No Violation--UPI